Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Elizabeth K. Brill
Elizabeth K. Brill

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Alexander I. M. Cook
Alexander I. M. Cook

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Craig L. DeSanto
Craig L. DeSanto

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eric A. Feldstein
Eric A. Feldstein

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert M. Gardner
Robert M. Gardner

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Francis M. Harte
Francis M. Harte

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas A. Hendry
Thomas A. Hendry

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Jodi Kravitz
Jodi Kravitz

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Mark J. Madgett
Mark J. Madgett

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anthony R. Malloy
Anthony R. Malloy

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Theodore A. Mathas
Theodore A. Mathas

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Amy Miller
Amy Miller

February 25, 2022

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196 and a new flexible premium variable universal life product to be filed on or around 3/18/22 pursuant to an initial registration statement on Form N-6) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Matthew D. Wion
Matthew D. Wion

February 25, 2022